UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    March 16, 2004

Progress Software Corporation

(Exact name of registrant as specified in its charter)

Commission file number: 0-19417

Massachusetts (State or other jurisdiction of incorporation or organization)	04-2746201 (I.R.S. employer identification no.)

14 Oak Park Bedford, Massachusetts 01730 (Address of principal executive offices, including zip code)

(781) 280-4000
(Registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits

(c) Exhibits

The exhibit listed below is being furnished with this Form 8-K.

Exhibit
Number	Description
99.1	Press Release dated March 16, 2004.

Item 12. Results of Operations and Financial Condition

     On March 16, 2004, Progress Software Corporation (the Company) announced via press release the Company’s financial results for the first quarter ended February 29, 2004. A copy of the Company’s press release is attached as Exhibit 99.1. This Form 8-K, the information contained herein, and the attached exhibit are furnished under Item 12 of Form 8-K and are furnished to, but not filed with, the SEC.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2004	Progress Software Corporation

	By:	/s/ Norman R. Robertson

Senior Vice President, Finance and Administration and Chief Financial Officer